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                                                                    EXHIBIT 10.7

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                      OF
                     THE PACIFIC GAS AND ELECTRIC COMPANY
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     This is the controlling and definitive statement of the Supplemental
Executive Retirement Plan ("PLAN"/1/) for ELIGIBLE EMPLOYEES of Pacific Gas and Electric Company ("COMPANY") and such other companies, affiliates, subsidiaries, or associations as the BOARD OF DIRECTORS may designate from time to time. The PLAN was first adopted by the BOARD OF DIRECTORS in 1984 and was effective January 1, 1985. It has since been amended from time to time. Except as expressly stated by any amendment to this PLAN, benefits of ELIGIBLE EMPLOYEES who retire, terminate from employment, or cease to be ELIGIBLE EMPLOYEES prior to the effective date of any amendment shall not be affected by any such amendment. The amended PLAN as contained herein is effective January 1, 1998.



                                   ARTICLE I

                                  DEFINITIONS
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     1.01  Basic SERP Benefit shall mean the benefit described in Section 2.01.
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     1.02  Beneficiary shall mean the person, persons, or entity designated by
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the ELIGIBLE EMPLOYEE to receive payments under any optional form of benefit elected pursuant to Section 2.03 c. or Section 2.03 d., payable or owed but unpaid at the time of the ELIGIBLE EMPLOYEE's death. An ELIGIBLE EMPLOYEE shall designate a BENEFICIARY on a form provided by the PLAN ADMINISTRATOR and kept on file in the PLAN ADMINISTRATOR's office. An ELIGIBLE EMPLOYEE may change a BENEFICIARY at any time by filing a new beneficiary form with the PLAN ADMINISTRATOR.

     1.03  Board or Board of Directors shall mean the BOARD OF DIRECTORS of the
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COMPANY or, when appropriate, any committee of the BOARD which has been delegated the authority to take action with respect to the PLAN.

     1.04  Company shall mean the Pacific Gas and Electric Company, a California
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corporation.

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/1/  Words in all capitals are defined in Article I.
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     1.05  Eligible Employee shall mean (1) employees of the COMPANY, or (2)
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with respect to PG&E Corporation and PG&E Corporation Support Services, Inc.,
employees who were transferred to PG&E Corporation or PG&E Corporation Support Services, Inc., from the COMPANY before January 1, 2000, (3) who are officers at the vice presidential level or above, the corporate secretary, the controller, and the treasurer of the COMPANY, and (4) such other employees of the COMPANY, or such other companies, affiliates, subsidiaries, or associations as may be designated by the Nominating and Compensation Committee.

     1.06  STIP Payment shall mean amounts received by an ELIGIBLE EMPLOYEE
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under the Short-Term Incentive Plan maintained by PG&E Corporation.

     1.07  Plan shall mean the Supplemental Executive Retirement Plan ("SERP")
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as set forth herein and as may be amended from time to time.

     1.08  Plan Administrator shall mean the Employee Benefit Administrative
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Committee or such individual or individuals as that Committee may appoint to handle the day-to-day affairs of the PLAN.

     1.09  Retirement Plan shall mean the Pacific Gas and Electric Company
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Retirement Plan for Management Employees.

     1.10  Salary shall mean the base salary received by an ELIGIBLE EMPLOYEE.
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SALARY shall not include amounts received by an employee after such employee ceases to be an ELIGIBLE EMPLOYEE. For purposes of calculating benefits under the PLAN, SALARY shall not be reduced to reflect amounts which have been deferred under the Pacific Gas and Electric Company Deferred Compensation Plan or under the PG&E Corporation Deferred Compensation Plan which became effective November 5, 1997.

     1.11  Service shall mean "credited service" as that term is defined in the
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RETIREMENT PLAN or, if the Nominating and Compensation Committee of  the BOARD
OF DIRECTORS has granted an adjusted service date for an ELIGIBLE EMPLOYEE, "credited service" as calculated from such adjusted service date. In no event, however, shall SERVICE include periods of time after which an officer has ceased to be an ELIGIBLE EMPLOYEE.


                                   ARTICLE II

                                 SERP BENEFITS
                                 -------------

     2.01 The BASIC SERP BENEFIT payable from the PLAN shall be a monthly annuity commencing on the first of the month following the month in which the ELIGIBLE

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EMPLOYEE (i) attains his 65th birthday or (ii) ceases to be an employee of the COMPANY, whichever is later. The monthly amount of the BASIC SERP BENEFIT shall be equal to the product of:

     1.6% x [average of three highest calendar years' combination of SALARY and STIP PAYMENT for the last ten years of SERVICE] x SERVICE x 1/12.

     In computing a year's combination of SALARY and STIP PAYMENT, the year's amount shall be the sum of the SALARY and STIP PAYMENT, if any, paid or payable in the same calendar year. If an ELIGIBLE EMPLOYEE has fewer than three years' SALARY, the average shall be the combination of SALARY and STIP PAYMENT for such shorter time, divided by the number of years and partial years during which such employee was an ELIGIBLE EMPLOYEE.

     The BASIC SERP BENEFIT is further reduced by any amounts paid or payable from the RETIREMENT PLAN, calculated before adjustments for marital or joint pension option elections.

     2.02 For ELIGIBLE EMPLOYEES of the COMPANY, PG&E Corporation, or PG&E Corporation Support Services, Inc., who transfer from any of said companies to another subsidiary or affiliate, the principles of Section 10 of the RETIREMENT PLAN shall govern the calculation of benefits under this PLAN. An ELIGIBLE EMPLOYEE who ceases to be an employee of the COMPANY and who is also not employed by any of its subsidiaries, affiliates, or related associations shall be entitled to receive a benefit payable from the PLAN at any time after his 55th birthday. The amount of the benefit payable shall be reduced by the appropriate age and service factors contained in the RETIREMENT PLAN applicable to such employee. For such calculations, the service factor shall be SERVICE as defined in the PLAN.

     In computing amounts payable from the RETIREMENT PLAN as an offset to the benefit payable from this PLAN, the RETIREMENT PLAN benefit shall be calculated as though the ELIGIBLE EMPLOYEE elected to receive a pension from the RETIREMENT PLAN commencing on the same date as benefits from this PLAN.

     2.03 An ELIGIBLE EMPLOYEE may elect to have his BASIC SERP BENEFIT paid in any one of the following forms:

           a. BASIC SERP BENEFIT, or a reduced BASIC SERP BENEFIT as calculated under Section 2.02, paid as a monthly annuity for the life of the ELIGIBLE EMPLOYEE with no survivor's benefit.

           b. A monthly annuity payable for the life of the ELIGIBLE EMPLOYEE with a survivor's option payable to the ELIGIBLE EMPLOYEE's joint annuitant beginning on the first of the month following the ELIGIBLE EMPLOYEE'S

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               death. The factors to be applied to reduce the BASIC SERP BENEFIT to provide for a survivor's benefit shall be the factors which are contained in the RETIREMENT PLAN and which are appropriate given the type of joint pension elected and the ages and marital status of the joint annuitants.

           c. A five-year or ten-year certain annuity, with equal annual installment payments beginning on January 1 of the year following the year in which payments of the BASIC SERP BENEFIT would otherwise have commenced and continuing every January 1 thereafter until all payments are made. In determining the amount of the annuity payments, the present value of the BASIC SERP BENEFIT shall be computed using the appropriate mortality factors contained in the RETIREMENT PLAN for single life annuities and the interest rate set by the Pension Benefit Guaranty Corporation as of the first day of the year in which annuity payments begin.

           d. A lump sum payment of the actuarial present value of the BASIC SERP BENEFIT which would have been payable to the ELIGIBLE EMPLOYEE under Section 2.03 a. In determining the actuarial present value of the BASIC SERP BENEFIT, the PLAN ADMINISTRATOR shall apply the appropriate mortality factors used in calculating lump sum payments under the RETIREMENT PLAN for single life annuities and the interest rate set by the Pension Benefit Guaranty Corporation as of the first day of the year in which the lump sum payment is made.

     2.04 Annuities payable to an ELIGIBLE EMPLOYEE who is receiving a (i) BASIC SERP BENEFIT, (ii) a BASIC SERP BENEFIT reduced to provide a survivor's benefit to a joint annuitant, or (iii) a joint annuitant who is receiving a survivor's benefit shall be decreased by any additional amounts which can be paid from the RETIREMENT PLAN where such additional amounts are due to increases in the limits placed on benefits payable from qualified pension plans under
Section 4l5 of the Internal Revenue Code. The amount of any such decrease shall be adjusted to reflect the type of pension elected by an ELIGIBLE EMPLOYEE under the RETIREMENT PLAN and this PLAN. Decreases under this Section 2.04 shall not be applied to decrease benefits payable under the lump sum or the five-year or ten-year certain annuity options.


                                  ARTICLE III

                                 DEATH BENEFITS
                                 --------------

     3.01 For an ELIGIBLE EMPLOYEE who has elected to receive his PLAN benefits in one of the optional forms described in Section 2.03 c. or 2.03 d. and who dies before receiving the total number of payments selected under the optional form of benefit, the PLAN

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ADMINISTRATOR shall continue to make the scheduled benefit payments to the
BENEFICIARY designated by the ELIGIBLE EMPLOYEE. If the ELIGIBLE EMPLOYEE has failed to designate a BENEFICIARY or if there is no designated BENEFICIARY surviving at the time of the ELIGIBLE EMPLOYEE'S death, the PLAN ADMINISTRATOR shall make the remaining payments to the estate of the ELIGIBLE EMPLOYEE.

     3.02 In the event that an ELIGIBLE EMPLOYEE who has accrued a benefit under this PLAN dies prior to the date that a BASIC SERP BENEFIT would otherwise commence and the ELIGIBLE EMPLOYEE is married at the time of the ELIGIBLE EMPLOYEE's death, the PLAN ADMINISTRATOR shall pay a spouse's benefit to the ELIGIBLE EMPLOYEE's surviving spouse:

           a. If the sum of the age and SERVICE of the ELIGIBLE EMPLOYEE at the time of death equaled 70 (69.5 or more is rounded to 70) or if the ELIGIBLE EMPLOYEE was age 55 at the time of death, the spouse's benefit shall be a monthly annuity commencing on the first of the month following the month in which the ELIGIBLE EMPLOYEE dies and shall be payable for the life of the surviving spouse. The amount of the monthly benefit shall be one-half of the monthly BASIC SERP BENEFIT which would have been paid to the ELIGIBLE EMPLOYEE calculated:

               1) as if he had elected to receive a BASIC SERP BENEFIT, without survivor's option;

               2) the monthly annuity starting date was the first of the month following the month in which the ELIGIBLE EMPLOYEE died; and

               3) without the application of early retirement reduction factors.

           b. If the ELIGIBLE EMPLOYEE is less than 55 years of age or had fewer than 70 points (as calculated under Section 3.02(a)) at the time of death, the surviving spouse will be entitled to receive a monthly annuity commencing on the first of the month following the month in which the ELIGIBLE EMPLOYEE would have become age 55 if he had survived. The amount of the monthly annuity payable to the surviving spouse shall be equal to the BASIC SERP BENEFIT converted to a marital joint annuity providing for a 50 percent survivor's benefit, calculated as if: 1) the ELIGIBLE EMPLOYEE had terminated employment at the date of death, 2) had lived until age 55, 3) had begun to receive PENSION payments, and 4) had subsequently died.

           c. If a former ELIGIBLE EMPLOYEE was age 55 or older at the time of his death and not yet receiving a SERP BENEFIT under the PLAN, the surviving spouse

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               will be entitled to receive a monthly annuity in an amount equal to the BASIC SERP BENEFIT converted to a marital joint annuity providing for a 50 percent survivor's benefit, calculated as if the former ELIGIBLE EMPLOYEE had begun receiving the converted SERP BENEFIT immediately prior to his death.

           d. If a former ELIGIBLE EMPLOYEE was younger than age 55 or had fewer than 70 points (as calculated under Section 3.02(a)) at the time of his death, the surviving spouse will be entitled to receive a monthly annuity in an amount equal to the BASIC SERP BENEFIT converted to a marital joint annuity providing for a 50 percent survivor's benefit, calculated as if: 1) the former ELIGIBLE EMPLOYEE had survived until age 55, 2) had begun receiving the converted SERP BENEFIT, and 3) had subsequently died.

     3.03 A surviving spouse who is entitled to receive a spouse's benefit under Section 3.02 shall not be entitled to receive any other benefit under the PLAN.


                                   ARTICLE IV

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

     4.01  Administration.  The PLAN shall be administered by the PLAN
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ADMINISTRATOR who shall have the authority to interpret the PLAN and make such rules as it deems appropriate. The PLAN ADMINISTRATOR shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The PLAN ADMINISTRATOR's interpretations, determinations, rules, and calculations shall be final and binding on all persons and parties concerned.

     4.02  Amendment and Termination.  The COMPANY may amend or terminate the
           -------------------------
PLAN at any time, provided, however, that no such amendment or termination shall adversely affect an accrued benefit which an ELIGIBLE EMPLOYEE has earned prior to the date of such amendment or termination, nor shall any amendment or termination adversely affect a benefit which is being provided to an ELIGIBLE EMPLOYEE, surviving spouse, joint annuitant, or beneficiary under Article II or
Article III on the date of such amendment or termination.  Anything in this
Section 4.02 to the contrary notwithstanding, the COMPANY may reduce or terminate any benefit to which an ELIGIBLE EMPLOYEE, surviving spouse, joint annuitant, or BENEFICIARY is or may become entitled provided that such ELIGIBLE EMPLOYEE, surviving spouse, joint annuitant, or BENEFICIARY is or becomes entitled to an amount equal to such benefit under another plan, practice, or arrangement of the COMPANY.

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     4.03  Nonassignability of Benefits.  The benefits payable under this PLAN
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or the right to receive future benefits under this PLAN may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the PLAN of the person affected may be terminated by the PLAN ADMINISTRATOR which, in its sole discretion, may cause the same to be held if applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

     4.04  Nonguarantee of Employment.  Nothing contained in this PLAN shall be
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construed as a contract of employment between the COMPANY or the ELIGIBLE
EMPLOYEE, or as a right of the ELIGIBLE EMPLOYEE to be continued in the employ of the COMPANY, to remain as an officer of the COMPANY, or as a limitation on the right of the COMPANY to discharge any of its employees, with or without cause.

     4.05  Benefits Unfunded and Unsecured.  The benefits under this PLAN are
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unfunded, and the interest under this PLAN of any ELIGIBLE EMPLOYEE and such
ELIGIBLE EMPLOYEE's right to receive a distribution of benefits under this PLAN shall be an unsecured claim against the general assets of the COMPANY.

     4.06  Applicable Law.  All questions pertaining to the construction,
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validity, and effect of the PLAN shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of California.






Adopted pursuant to the delegation contained in the Resolution of the Board of Directors of Pacific Gas and Electric Company dated June 18, 1997.


By: /s/ Gordon R. Smith
    ----------------------------------------
     Gordon R. Smith
     President and Chief Executive Officer
     Pacific Gas and Electric Company

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